                             OCC ACCUMULATION TRUST

                               o EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                                                              MANAGED BY
                                                                [LOGO]

                             OCC ACCUMULATION TRUST
                                   MANAGED BY
                                    [LOGO]

                 REPORT FOR THE SIX MONTHS ENDED JUNE 30, 1999

     The first half of 1999 was a period of generally higher stock prices, with the market advancing 12.4% as measured by the Standard & Poor's 500 index ("S&P 500"). Within that general uptrend, however, there were several crosscurrents. In the first quarter, the gains of the S&P 500 continued to be driven by a limited number of technology and large cap growth issues, as had been true throughout 1998 and 1997. In the second quarter, by contrast, market leadership broadened to include undervalued stocks with strong business fundamentals of the type owned in our portfolios. Value stocks include those judged to be trading at market prices well below the inherent value of the business, while growth stocks include those believed to have excellent long-term earnings growth prospects. In addition, the stocks of small companies, which had trailed the performance of large cap issues for an extended period, sprang back to life in the second quarter, advancing sharply.

     Periods of outperformance by growth or value, or by large cap or small cap, are normal. Like a pendulum, when the market reaches one extreme or the other, absent some unusual factor it typically swings back. We believe the market is now coming back toward our value style, which should benefit the equity portfolios in the OCC Accumulation Trust.

     As the third quarter begins, a central issue facing investors is whether the U.S. economy is likely to overheat, causing interest rates to rise further. The debate surrounding this issue has resulted from warnings by Federal Reserve Chairman Alan Greenspan in mid-June that the recent growth rate of the U.S. economy is "unsustainable" and that the reservoir of available workers is drying up. In late June, in a preemptive move to keep the economy in check, the Federal Reserve (the "Fed") raised its target short-term interest rate by one-quarter percentage point, the first increase in more than two years.

     The Fed's action is consistent with our expectation that the three one-quarter point rate easings of 1998 are likely to require reversal during 1999. The original easings were made in response to global problems that are now on the mend; they were not required to stimulate the U.S. economy. Our current expectation is that the Fed will continue to retract the 1998 easings in order to maintain economic balance. That behavior should be positive for our investment style and central to the performance of the U.S. equity market as a whole.

     Our investment philosophy is characterized by:

     1. Long-term perspective: We focus on individual companies and try to understand where their businesses are going over the next several years, not on where the stock market is heading in the next quarter.

     2. Emphasis on cash flow: We buy businesses which generate cash that they can use to compound investors' capital throughout an economic cycle.

     3. Disciplined approach to valuation: We want to buy successful companies that are growing. However, unlike more aggressive investors, we are reluctant to pay a large premium for that growth. We believe that overpaying adds to risk and makes it more difficult to achieve an investment profit.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO

     After a slow start in the first quarter of 1999, the Equity Portfolio achieved strong results in the second quarter. For the first half of 1999, the Portfolio's total return of 9.5% compared with a total return of 12.4% for the Standard & Poor's 500 index ("S&P 500") inclusive of dividends, and an average total return of 13.7% for the funds in Lipper's Variable Insurance Products Performance Service Report capital appreciation category. The S&P 500 is an unmanaged index of 500 of the largest corporations weighted by market capitalization. The Portfolio's performance for the six months ranked 42nd among the 54 funds in the Lipper capital appreciation universe.

     As value stocks returned to favor in the second quarter, the Portfolio delivered a total return of 9.8% for the quarter, exceeding both the 7.0% return of the S&P 500 and an average total return of 9.5% for the funds in the Lipper capital appreciation category.

     The Portfolio invests in a diverse group of value stocks chosen for their superior business characteristics and reasonable prices. (Value stocks are those deemed to have share prices well below the inherent value of the business, while growth stocks are those projected to have steady earnings increases.) In our view, a company's stock price is determined in the long run by earnings and other business fundamentals. For that reason, we are patient long-term value investors, seeking to generate excellent results over time and control risk by owning companies which we consider to be undervalued in relation to their competitive positions, cash flow and earnings prospects. The objective of our investment approach is to acquire the stocks of superior companies for substantially less than they are worth.

     In the 12 months ended June 30, 1999, the Portfolio provided a total return of 8.6% versus 22.8% for the S&P 500 and an average total return of 20.9% for the funds in the Lipper capital appreciation category. Results for the 12 months were hurt by the underperformance of value stocks during 1998 and in the early part of 1999. The Portfolio's 12-month performance was 40th among the 50 funds in the Lipper capital appreciation universe.

     The Portfolio continues to deliver favorable returns over longer periods, with what we believe to be less risk than the market. For the three years ended June 30, 1999, the Portfolio generated an average annual total return of 20.0%, compared with 21.1% for the funds in the Lipper capital appreciation category and 29.1% for the S&P 500. The Portfolio's three-year performance ranked 19th among the 37 funds in the Lipper capital appreciation universe. For the five years ended June 30, 1999, the Portfolio's average annual total return of 22.5%* compared with 23.0% for the funds in the Lipper capital appreciation category and 27.9% for the S&P 500. This five-year performance was 13th among the 28 capital appreciation funds monitored by Lipper. In the 10 years ended June 30, 1999, the Portfolio provided an average annual total return of 17.6%*, compared with 16.3% for the funds in the Lipper capital appreciation category and 18.8% for the S&P 500. The Portfolio's 10-year performance ranked sixth among the 15 funds in the Lipper category. From its inception on August 1, 1988 through June 30, 1999, the Portfolio's average annual total return of 17.1%* compared with 19.1% for the S&P 500. Returns for the Portfolio take into account expenses incurred by the Portfolio, but not other charges imposed by the Variable Accounts.

     Despite their strong recovery in the second quarter, we believe the types of value stocks in which the Portfolio invests continue to trade at a significant discount to large growth stocks and the stock market in general. As a result, we continue to find stocks that, in our opinion, meet our criteria of being reasonably priced and having strong underlying business fundamentals, including high cash flow and favorable earnings prospects.

     Two of our new positions in the first half of 1999 were Raytheon (Class B) and AMFM (formerly Chancellor Media). Raytheon is the world leader in defense electronics, manufacturing missiles, electro-optic

------------------
* Based on results of the OCC Accumulation Trust and its predecessor. On September 16, 1994, an investment company which had commenced operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds--the Old Trust and the present OCC Accumulation Trust (the "Present Trust")--at which time the Present Trust commenced operations. The total net assets of the Equity Portfolio immediately after the transaction were $86,789,755 in the Old Trust and $3,764,598 in the Present Trust. For the period prior to September 16, 1994, the performance figures for the Equity Portfolio of the Present Trust reflect the performance of the Equity Portfolio of the Old Trust.

devices, surveillance equipment, radar systems and other defense products. The company is also an important manufacturer of general aviation aircraft and has one of the country's largest engineering and construction businesses. Management is focused on integrating and restructuring recently acquired companies, with a goal of achieving annual cost savings of $2.4 billion. Even though the stock rose sharply in the second quarter, we believe it remains a good value. The company's shares trade at a valuation only slightly above the defense industry average and at a significant discount to the market. Free cash flow is expected to increase significantly in 2000 and will most likely be used for debt reduction.

     AMFM is one of the largest radio station owners in the U.S. and its planned purchase of Capstar Broadcasting will make it number one, with more than 485 stations in 105 markets. We believe AMFM is an undervalued company with strong prospects to generate high cash flow.

     We constantly evaluate each stock we own in light of whether there might be better investment opportunities. In that regard, in a number of cases during the first half of 1999, we reduced or eliminated our holdings in one stock and redeployed the capital into another stock trading at what we believe to be a greater discount to its intrinsic value. For instance, we eliminated our investment in AlliedSignal while purchasing Emerson Electric. The price of AlliedSignal soared during the first half of 1999 as investors applauded the company's purchase of Honeywell. Moreover, the company's strong earnings reflect the full bloom of aerospace spending. We took advantage of this price advance to sell our AlliedSignal shares at a profit. Even as the price of AlliedSignal stock soared, Emerson's share price lagged the market, creating what we consider to be a buying opportunity. Because Emerson is heavily dependent on foreign economies and spending by the petrochemical industry, both of which have been weak, the company's rate of sales growth has slowed somewhat. However, Emerson has an excellent long-term growth record and, in comparison to AlliedSignal, is equally well managed and more cohesively structured. We believe Emerson's financial results will resume their favorable rate of growth as its markets strengthen.

     At June 30, 1999, the Portfolio's net assets were allocated 90.9% to common stocks and 9.1% to cash and cash equivalents, compared with 84.7% to stocks and 15.3% to cash and cash equivalents six months earlier. The Portfolio's five largest equity positions at June 30, 1999 were Computer Associates International, which designs and markets computer software, representing 4.6% of the Portfolio's net assets; XL Capital (Class A shares), a strongly capitalized specialty insurance company headquartered in Bermuda, 4.0% of net assets; Dover, a diversified manufacturer of industrial products, 3.0% of net assets; Wells Fargo, a financial conglomerate comprising one of the larger banks in the Midwest and West, together with national mortgage and consumer finance companies, 3.0% of net assets; and Textron, a diversified global company participating in the aircraft, automotive, industrial and finance industries, 3.0% of net assets.

     Major industry positions at the end of June were: insurance, representing 12.9% of the Portfolio's net assets; financial services, 8.7% of net assets; food services, 6.1% of net assets; technology, 6.0% of net assets and banking, 5.9% of net assets.

     We believe our long-term perspective and emphasis on buying superior undervalued businesses provide a competitive advantage as the market moves away from highly priced growth stocks toward a renewed recognition of the enduring value of a company's earnings, cash flow and competitiveness. We remain confident that our disciplined value style will generate excellent long-term results with below-market risk.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                                                               VALUE
------------                                                                                        -------------
              U.S. GOVERNMENT AGENCY NOTES -- 3.9%
 $2,392,000   Federal Home Loan Bank, 4.60%, 7/1/99...............................................  $   2,392,000
    210,000   Federal National Mortgage Association, 4.77%, 7/8/99................................        209,805
                                                                                                    -------------
              Total U.S. Government Agency Notes (cost -- $2,601,805).............................      2,601,805
                                                                                                    -------------
              SHORT-TERM CORPORATE NOTES -- 6.1%
              AUTOMOTIVE -- 1.6%
  1,123,000   Ford Motor Credit Corp., 5.10%, 7/28/99.............................................      1,118,705
                                                                                                    -------------
              MACHINERY/ENGINEERING -- 4.5%
  3,000,000   Deere (John) Capital Corp., 4.83%, 7/6/99...........................................      2,997,987
                                                                                                    -------------

              Total Short-Term Corporate Notes (cost -- $4,116,692)...............................      4,116,692
   SHARES
 ----------
              COMMON STOCKS -- 90.9%
              ADVERTISING -- 3.7%
     14,600   Omnicom Group.......................................................................      1,168,000
     15,000   WPP Group plc ADR...................................................................      1,286,250
                                                                                                    -------------
                                                                                                        2,454,250
                                                                                                    -------------
              AEROSPACE/DEFENSE -- 4.7%
     23,000   General Dynamics Corp. .............................................................      1,575,500
     22,000   Raytheon Co. (Class B) .............................................................      1,548,250
                                                                                                    -------------
                                                                                                        3,123,750
                                                                                                    -------------
              BANKING -- 5.9%
     38,000   BankBoston Corp. ...................................................................      1,942,750
     46,330   Wells Fargo & Co. ..................................................................      1,980,608
                                                                                                    -------------
                                                                                                        3,923,358
                                                                                                    -------------
              CHEMICALS -- 2.5%
     24,000   du Pont (E.I.) de Nemours & Co. ....................................................      1,639,500
                                                                                                    -------------
              COMPUTER SERVICES -- 1.2%
     12,000   Sabre Group Holdings, Inc. *........................................................        825,000
                                                                                                    -------------
              CONGLOMERATES -- 5.8%
     22,000   Minnesota Mining & Manufacturing Co. ...............................................      1,912,625
     24,000   Textron, Inc. ......................................................................      1,975,500
                                                                                                    -------------
                                                                                                        3,888,125
                                                                                                    -------------
              CONSUMER PRODUCTS -- 3.1%
     21,000   Avery Dennison Corp. ...............................................................      1,267,875
     30,000   Mattel, Inc. .......................................................................        793,125
                                                                                                    -------------
                                                                                                        2,061,000
                                                                                                    -------------
              DRUGS & MEDICAL PRODUCTS -- 1.8%
     40,084   Becton, Dickinson & Co. ............................................................      1,202,520
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONTINUED)

   SHARES                                                                                               VALUE
 ----------                                                                                         -------------
              COMMON STOCKS (CONTINUED)
              ELECTRONICS -- 4.4%
     10,000   Avnet, Inc. ........................................................................  $     465,000
     18,000   Emerson Electric Co. ...............................................................      1,131,750
     22,000   Rockwell International Corp. .......................................................      1,336,500
                                                                                                    -------------
                                                                                                        2,933,250
                                                                                                    -------------
              ENTERTAINMENT -- 1.3%
     28,000   Walt Disney Co. ....................................................................        862,750
                                                                                                    -------------
              FINANCIAL SERVICES -- 8.7%
     38,085   Citigroup, Inc. ....................................................................      1,809,037
     19,912   Countrywide Credit Industries, Inc. ................................................        851,238
     25,620   Federal Home Loan Mortgage Corp. ...................................................      1,485,960
     36,000   Household International, Inc........................................................      1,705,500
                                                                                                    -------------
                                                                                                        5,851,735
                                                                                                    -------------
              FOOD SERVICES -- 6.1%
     33,715   Diageo plc ADR......................................................................      1,449,745
     30,000   Heinz (H.J.) Co. ...................................................................      1,503,750
     27,000   McDonald's Corp. ...................................................................      1,115,438
                                                                                                    -------------
                                                                                                        4,068,933
                                                                                                    -------------
              INSURANCE -- 12.9%
     40,100   ACE Ltd. ...........................................................................      1,132,825
     29,744   AFLAC, Inc. ........................................................................      1,423,994
      2,839   American International Group, Inc. .................................................        332,340
     41,161   Conseco, Inc. ......................................................................      1,252,838
     42,000   Everest Reinsurance Holdings, Inc. .................................................      1,370,250
     13,000   RenaissanceRe Holdings Ltd. ........................................................        481,000
     47,007   XL Capital Ltd. ....................................................................      2,655,896
                                                                                                    -------------
                                                                                                        8,649,143
                                                                                                    -------------
              LEISURE -- 1.2%
     17,000   Carnival Corp. .....................................................................        824,500
                                                                                                    -------------
              MACHINERY/ENGINEERING -- 4.5%
     16,000   Caterpillar, Inc. ..................................................................        960,000
     58,000   Dover Corp. ........................................................................      2,030,000
                                                                                                    -------------
                                                                                                        2,990,000
                                                                                                    -------------
              MANUFACTURING -- 0.9%
     10,000   Alcoa, Inc. ........................................................................        618,750
                                                                                                    -------------
              MEDIA/BROADCASTING -- 2.3%
     28,000   Chancellor Media Corp.*+............................................................      1,543,500
                                                                                                    -------------
              PRINTING/PUBLISHING -- 2.7%
     36,000   Donnelley (R.R.) & Sons Co. ........................................................      1,334,250
     40,000   Hollinger, Inc. ....................................................................        475,000
                                                                                                    -------------
                                                                                                        1,809,250
                                                                                                    -------------

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

   SHARES                                                                                                 VALUE
 ----------                                                                                           -------------
              COMMON STOCKS (CONCLUDED)
              RETAIL -- 2.3%
     38,332   May Department Stores Co. ..........................................................    $   1,566,821
                                                                                                      -------------

              TECHNOLOGY -- 6.0%
     39,000   Compaq Computer Corp. ..............................................................          923,812
     56,000   Computer Associates International, Inc. ............................................        3,080,000
                                                                                                      -------------
                                                                                                          4,003,812
                                                                                                      -------------

              TELECOMMUNICATIONS -- 2.9%
     14,000   Motorola, Inc. .....................................................................        1,326,500
     12,000   Sprint Corp. (FON Group)............................................................          633,750
                                                                                                      -------------
                                                                                                          1,960,250
                                                                                                      -------------

              TRANSPORTATION -- 3.4%
     25,600   AMR Corp.*..........................................................................        1,747,200
     21,000   Canadian Pacific Ltd. ..............................................................          500,062
                                                                                                      -------------
                                                                                                          2,247,262
                                                                                                      -------------

              WASTE DISPOSAL -- 2.6%
     32,000   Waste Management, Inc. .............................................................        1,720,000
                                                                                                      -------------

              Total Common Stocks (cost -- $49,139,488)...........................................       60,767,459
                                                                                                      -------------


               Total Investments (cost -- $55,857,985)...................................      100.9% $  67,485,956
               Liabilities in Excess of Other Assets.....................................       (0.9)      (621,085)
                                                                                           ---------  -------------
               Total Net Assets..........................................................      100.0% $  66,864,871
                                                                                           ---------  -------------
                                                                                           ---------  -------------

------------------
* Non-income producing security
+ Effective July 14, 1999, this company changed its name to AMFM, Inc. ADR -- American Depositary Receipt

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investments, at value (cost -- $55,857,985)..............................................................  $  67,485,956
Cash.....................................................................................................          1,228
Receivable from shares of beneficial interest sold.......................................................        105,869
Dividends receivable.....................................................................................         60,601
Other assets.............................................................................................          1,461
                                                                                                           -------------
  Total Assets...........................................................................................     67,655,115
                                                                                                           -------------

LIABILITIES
Payable for investments purchased........................................................................        741,720
Payable for shares of beneficial interest redeemed.......................................................         25,650
Investment advisory fee payable..........................................................................          8,048
Other payables and accrued expenses......................................................................         14,826
                                                                                                           -------------
  Total Liabilities......................................................................................        790,244
                                                                                                           -------------
  Total Net Assets.......................................................................................  $  66,864,871
                                                                                                           -------------
                                                                                                           -------------

COMPOSITION OF NET ASSETS
Par value ($.01 per share)...............................................................................  $      16,666
Paid-in-capital in excess of par.........................................................................     52,271,799
Accumulated net investment income........................................................................        310,586
Accumulated net realized gain on investments.............................................................      2,637,849
Net unrealized appreciation on investments...............................................................     11,627,971
                                                                                                           -------------
  Total Net Assets.......................................................................................  $  66,864,871
                                                                                                           -------------
                                                                                                           -------------
Shares outstanding.......................................................................................      1,666,592
                                                                                                           -------------
Net asset value per share................................................................................  $       40.12
                                                                                                           -------------
                                                                                                           -------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of $2,210)..................................................  $    365,774
  Interest................................................................................................       196,667
                                                                                                            ------------
     Total investment income..............................................................................       562,441
                                                                                                            ------------

OPERATING EXPENSES
  Investment advisory fees................................................................................       224,881
  Custodian fees..........................................................................................        10,405
  Audit fees..............................................................................................         4,306
  Transfer and dividend disbursing agent fees.............................................................         3,461
  Trustees' fees and expenses.............................................................................         3,165
  Reports to shareholders.................................................................................         1,132
  Legal fees..............................................................................................           364
  Miscellaneous...........................................................................................         5,456
                                                                                                            ------------
     Total operating expenses.............................................................................       253,170
     Less: expense offset.................................................................................        (1,317)
                                                                                                            ------------
       Net operating expenses.............................................................................       251,853
                                                                                                            ------------
       Net investment income..............................................................................       310,588
                                                                                                            ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments........................................................................     2,637,848
  Net change in unrealized appreciation/depreciation on investments.......................................     2,432,480
                                                                                                            ------------
       Net realized and unrealized gain on investments....................................................     5,070,328
                                                                                                            ------------
Net increase in net assets resulting from operations......................................................  $  5,380,916
                                                                                                            ------------
                                                                                                            ------------

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED        YEAR ENDED
                                                                            JUNE 30, 1999(1)      DECEMBER 31, 1998
                                                                            ----------------      -----------------
OPERATIONS
Net investment income....................................................     $    310,588           $   496,362
Net realized gain on investments.........................................        2,637,848             2,269,575
Net change in unrealized appreciation/depreciation on investments........        2,432,480             1,277,757
                                                                              ------------           -----------
  Net increase in net assets resulting from operations...................        5,380,916             4,043,694
                                                                              ------------           -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income...............................................         (496,364)             (311,417)
From net realized gains..................................................       (2,260,409)           (1,344,997)
                                                                              ------------           -----------
  Total dividends and distributions to shareholders......................       (2,756,773)           (1,656,414)
                                                                              ------------           -----------

SHARE TRANSACTIONS
Net proceeds from the sale of shares.....................................       19,923,668            25,006,798
Reinvestment of dividends and distributions..............................        2,756,773             1,656,414
Cost of shares redeemed..................................................       (7,150,424)           (9,159,759)
                                                                              ------------           -----------
  Net increase in net assets from share transactions.....................       15,530,017            17,503,453
                                                                              ------------           -----------

     Total increase in net assets........................................       18,154,160            19,890,733

NET ASSETS
Beginning of period......................................................       48,710,711            28,819,978
                                                                              ------------           -----------
End of period (including undistributed net investment income of $310,586
  and $496,362, respectively)............................................     $ 66,864,871           $48,710,711
                                                                              ------------           -----------
                                                                              ------------           -----------

SHARES ISSUED AND REDEEMED
Issued...................................................................          514,962               673,182
Issued in reinvestment of dividends and distributions....................           77,459                44,976
Redeemed.................................................................         (184,592)             (248,628)
                                                                              ------------           -----------
  Net increase...........................................................          407,829               469,530
                                                                              ------------           -----------
                                                                              ------------           -----------

------------------
(1) Unaudited

See accompanying notes to financial statements.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                   (UNAUDITED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

OCC Accumulation Trust (the "Trust") was organized May 12, 1994 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of six classes of shares of beneficial interest at $.01 par value. The Trust is comprised of six portfolios: the Equity Portfolio (the "Portfolio"), the Small Cap Portfolio, the Global Equity Portfolio, the Managed Portfolio, the U.S. Government Income Portfolio and the Mid Cap Portfolio. OpCap Advisors (the "Adviser"), a subsidiary of Oppenheimer Capital, serves as the Trust's investment adviser. The accompanying financial statements and notes thereto are those of the Portfolio. The Trust is an investment vehicle for variable annuity and variable life insurance contracts of various life insurance companies, and qualified pension and retirement plans.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements:

  (A) VALUATION OF INVESTMENTS

Investment securities, other than debt securities, listed on a national securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price; if there are no such reported sales, securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each business day by an independent pricing service (approved by the Board of Trustees) using methods which include current market quotations from a major market maker and trader-reviewed "matrix" prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. The ability of issuers of debt instruments to meet their obligations may be affected by economic developments in a specific industry or region.

  (B) FEDERAL INCOME TAXES

It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders; accordingly, no Federal income tax provision is required.

  (C) INVESTMENT TRANSACTIONS AND OTHER INCOME

Investment transactions are accounted for on the trade date. In determining the gain or loss from the sale of investments, the cost of investments sold has been determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

  (D) DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually.

The Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital or as a tax return of capital.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                            (UNAUDITED) (CONCLUDED)

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

 (E) ALLOCATION OF EXPENSES

Expenses specifically identifiable to a particular portfolio are borne by that portfolio. Other expenses are allocated to each portfolio based on its net assets in relation to the total net assets of all applicable portfolios of the Trust or another reasonable basis.

  (F) USE OF ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  (G) EXPENSE OFFSET

The Portfolio benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits that reduce custodian fees. Had these cash balances been invested in income producing securities, they would have generated income for the Portfolio.

  (H) TRUSTEES' RETIREMENT PLAN

On October 19, 1998, the Trust adopted a retirement plan that provides for payments upon retirement to independent trustees based on the average annual compensation paid to them during their five highest paid years of service. An independent trustee must serve in connection with a minimum of seven years (or such lesser period as may be approved by the board) to become eligible to receive benefits. For the six months ended June 30, 1999, expenses accrued in connection with the retirement plan were $2,286.

(2) INVESTMENT ADVISORY FEE

The investment advisory fee is accrued daily and payable monthly to the Adviser, and is computed as a percentage of the Portfolio's net assets as of the close of business each day at the annual rate of .80% on the first $400 million, .75% on the next $400 million and .70% thereafter. The Adviser is contractually obligated to waive that portion of the advisory fee and to assume any necessary expenses in order to limit total operating expenses of the Portfolio to 1.00% of average net assets (net of any expense offset) on an annual basis.

(3) PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 1999, purchases and sales of investments, other than short-term securities, were $29,354,224 and $14,917,239, respectively.

(4) UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS

Aggregate gross unrealized appreciation for securities in which there was an excess of value over cost was $12,663,484, aggregate gross unrealized depreciation for securities in which there was an excess of cost over value was $1,035,513, resulting in net unrealized appreciation was $11,627,971.

                             OCC ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                  YEAR ENDED DECEMBER 31,
                                       SIX MONTHS ENDED   ---------------------------------------   SEPTEMBER 16, 1994 (1)
                                       JUNE 30, 1999 (7)   1998      1997      1996        1995     TO DECEMBER 31, 1994
                                       -----------------  -------   -------   -------     -------   ----------------------
Net asset value, beginning of
  period..............................     $  38.70       $ 36.52   $ 30.07   $ 25.05     $ 18.12           $18.57
                                           --------       -------   -------   -------     -------           ------
Income from investment operations:
  Net investment income...............         0.15          0.39      0.39      0.21        0.31             0.09
  Net realized and unrealized gain
    (loss) on investments.............         3.28          3.84      7.34      5.52        6.71            (0.54)
                                           --------       -------   -------   -------     -------           ------
    Total income (loss) from
      investment operations...........         3.43          4.23      7.73      5.73        7.02            (0.45)
                                           --------       -------   -------   -------     -------           ------
Dividends and distributions to
  shareholders:
  From net investment income..........        (0.36)        (0.39)    (0.28)    (0.24)      (0.09)              --
  From net realized gains.............        (1.65)        (1.66)    (1.00)    (0.47)         --               --
                                           --------       -------   -------   -------     -------           ------
    Total dividends and distributions
      to shareholders.................        (2.01)        (2.05)    (1.28)    (0.71)      (0.09)              --
                                           --------       -------   -------   -------     -------           ------
Net asset value, end of period........     $  40.12       $ 38.70   $ 36.52   $ 30.07     $ 25.05           $18.12
                                           --------       -------   -------   -------     -------           ------
                                           --------       -------   -------   -------     -------           ------
Total return (2)......................         9.5%         11.9%     26.6%     23.4%       38.9%            (2.4%)
                                           --------       -------   -------   -------     -------           ------
                                           --------       -------   -------   -------     -------           ------
Net assets, end of period (000's).....     $ 66,865       $48,711   $28,820   $19,843     $ 9,036           $4,281
                                           --------       -------   -------   -------     -------           ------
Ratio of net operating expenses to
  average net assets (5)..............        0.90%(3,4)    0.94%     0.99%     0.93%(6)    0.72%(6)          0.72%(3,6)
                                           --------       -------   -------   -------     -------           ------
Ratio of net investment income to
  average net assets (5)..............        1.10%(3,4)    1.36%     1.25%     1.29%(6)    1.74%(6)          1.80%(3,6)
                                           --------       -------   -------   -------     -------           ------
Portfolio turnover....................          30%           29%       32%       36%         31%               6%
                                           --------       -------   -------   -------     -------           ------

------------------
(1) Commencement of operations.
(2) Assumes reinvestment of all dividends and distributions. Total return for period of less than one year is not annualized.
(3) Annualized
(4) Average net assets for six months ended June 30, 1999, were $56,686,260.
(5) For fiscal periods ended after September 1, 1995, ratios are inclusive of expenses offset by earnings credits from custodian bank (See 1G in Notes to Financial Statements).
(6) During the periods noted above, the Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's operating expenses. If such waivers and assumptions had not been in effect, the ratios of net operating expenses to average net assets and the ratios of net investment income to average net assets would have been 1.05% and 1.15%, respectively, for the year ended December 31, 1996, 1.26% and 1.20%, respectively, for the year ended December 31, 1995 and 2.09% and 0.43% (annualized), respectively, for the period September 16, 1994 (commencement of operations) to December 31, 1994.
(7) Unaudited

                             OCC ACCUMULATION TRUST
                           ONE WORLD FINANCIAL CENTER
                               NEW YORK, NY 10281

TRUSTEES AND PRINCIPAL OFFICERS

Joseph M. LaMotta........................................  Trustee, President & Chairman
Paul Y. Clinton..........................................  Trustee
Thomas W. Courtney.......................................  Trustee
Lacy B. Herrmann.........................................  Trustee
George Loft..............................................  Trustee
Bernard H. Garil.........................................  Vice President
Mark F. Degenhart........................................  Vice President and Portfolio Manager
John C. Giusio, Jr.......................................  Vice President
Richard J. Glasebrook, II................................  Vice President and Portfolio Manager
Colin Glinsman...........................................  Vice President and Portfolio Manager
Louis Goldstein..........................................  Vice President and Portfolio Manager
Benjamin D. Gutstein.....................................  Vice President and Portfolio Manager
Vikki Hanges.............................................  Vice President and Portfolio Manager
Timothy J. McCormack.....................................  Vice President and Portfolio Manager
Eileen P. Rominger.......................................  Vice President and Portfolio Manager
Lawrence K. Becker.......................................  Treasurer
Deborah Kaback...........................................  Secretary
Brian S. Shlissel........................................  Assistant Treasurer
Maria Camacho............................................  Assistant Secretary


INVESTMENT ADVISER
OpCap Advisors
One World Financial Center
New York, NY 10281

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 1978
Boston, MA 02105

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.